FLEXWEIGHT CORPORATION
                         2133 EAST 9400 SOUTH, SUITE 151
                                SANDY, UTAH 84093

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 8, 1998

TO THE SHAREHOLDERS OF FLEXWEIGHT CORPORATION:

         You are cordially invited to attend the special meeting of the shareholders (the "Special Meeting") of Flexweight Corporation (the "Company") to be held at the Sandy City Library located at 10100 Petunia Way, Sandy, Utah, on Wednesday, April 8, 1998, commencing at 10:00 A.M. Mountain Time. The purpose of this Special Meeting is to consider and vote on the following proposals, as more fully described in the accompanying Proxy Statement:

         1. To reelect Tammy Gehring, Cliff Halling and BonnieJean C. Tippetts to the Company's board of directors.

         2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, par value $0.10 ("Common Stock"), from 5,000,000 to 25,000,000.

         3. To approve a 1-for-100 reverse stock split of the Company's Common Stock which shall affect the Common Stock currently issued and outstanding but not the Common Stock authorized for issuance.

         4. To ratify the selection of Jones, Jensen & Company as the Company's independent auditors for the fiscal year to end August 31, 1998.

         5. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The complete text of these proposals and the reasons the Company's Board of Directors has proposed their adoption are contained in the Proxy Statement attached hereto and I urge you to carefully study them. If you do not plan to attend the Special Meeting, you are respectfully requested to sign, date, and return the enclosed Form of Proxy promptly. You may return the Form of Proxy by mail or by faxing the signed Form to the Company's offices at (801) 944-0715. A return envelope is enclosed for your convenience.

FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS SET FORTH IN THE PROXY STATEMENT. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY. THIS WILL NOT PREVENT YOU FROM ATTENDING THE MEETING AND VOTING YOUR SHARES IN PERSON.

         Only shareholders of record as shown on the Company's books at the close of business on March 6, 1998 (the "Record Date") will be entitled to vote at the Special Meeting or any adjournment thereof. A list of the Company's shareholders entitled to notice of, and vote at, the Special Meeting will be made available during regular business hours from the date of this notice for inspection by any shareholder for purposes germane to the Special Meeting. This list may be obtained by contacting the Company at its principal offices of 2133 East 9400 South, Suite 151, Sandy, Utah, 84093 telephone number (801) 944-0701.

BY ORDER OF THE BOARD OF DIRECTORS
Tammy Gehring, President
Sandy, Utah
Dated: March 9, 1998
-------------------------------------------------------------------------------

                           PRELIMINARY PROXY STATEMENT
                             FLEXWEIGHT CORPORATION
                         2133 EAST 9400 SOUTH, SUITE 151
                                SANDY, UTAH 84093


I.  INFORMATION CONCERNING SOLICITATION AND VOTING

         This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the board of directors of Flexweight Corporation, a Kansas corporation with principal offices at 2133 East 9400 South, Suite 151, Sandy, Utah, 84093, to be voted at the Special Meeting of shareholders to be held on April 8, 1998, and/or at any adjournment thereof. The Company's telephone number is (801) 944-0701. A Notice of the Special Meeting and Annual Report, as required by Rule 14a-3 under the Securities Exchange Act of 1934, accompany this Proxy Statement and Form of Proxy. The Annual Report is attached as an appendix to this Proxy Statement. The approximate date of mailing for these materials is March 9, 1998.

         The Company itself is soliciting proxies to the shareholders of record and it alone will bear the costs associated with such solicitation. No additional compensation will be paid to any director, officer, or regular employee for the solicitation of proxies. The Company also expects to utilize the services of Automated Data Processing Corporation in contacting beneficial owners whose shares are held in street name. The Company expects the costs of such services not to exceed $2,500. In addition to soliciting proxies by mail, the Company may solicit proxies personally, by telephone or by facsimile. The Company expects such other solicitation to do no more than request that Forms of Proxy be signed and returned.

         Please return the enclosed Form of Proxy immediately. A Form of Proxy may be returned by faxing the Form, once signed, to the Company's corporate offices at (801) 944-0715 or by mailing the Form in the enclosed envelope. When a Form of Proxy is returned to the Company properly executed and not revoked, the shares represented thereby will be voted at the Special Meeting and/or any adjournment thereof by Tammy Gehring, the Company's President (hereinafter known as the "Proxy Holder"). Forms of Proxy may be returned by mailing in the enclosed envelope or by faxing the Form of Proxy to (801) 944-0715. If the Form of Proxy is signed with preferences indicated, the shares represented thereby will be voted accordingly. Forms of Proxy signed by shareholders but lacking any such specification will be voted in favor of the proposals set forth in the Notice of Special Meeting of Shareholders. The Company does not know of any other matters not included as proposals which will be presented for action at the Special Meeting. However, the Proxy Holder intends to vote on, and act with respect to, any other proposal which may be properly presented in accordance with her best judgment. A stockholder submitting a Form of Proxy may revoke it at any time before it is voted at the Special Meeting by executing a Form of Proxy bearing a later date or by sending a written revocation addressed to the President of Flexweight Corporation, 2133 East 9400 South, Suite 151, Sandy, Utah, 84093. A shareholder who attends the Special Meeting may also revoke a previously executed proxy by voting a ballot at the Special Meeting. The Board of directors recommends a vote FOR all the proposals discussed in this Proxy Statement.

         Only shareholders of record at the close of business on March 6, 1998 are entitled to vote at the Special Meeting. On the Record Date, there were 4,958,078 shares of the Company's Common Stock issued, outstanding, and entitled to vote. Holders of Common Stock, the Company's only class of voting stock, are entitled to one vote per share on each issue proposed at the Special Meeting. The proposal to amend the Articles of Incorporation by changing the number of shares authorized for issuance by the Company shall be adopted by receiving the affirmative vote of a majority of the issued and outstanding shares of Common Stock. All other proposals voted upon at the Special Meeting shall be adopted upon receiving the affirmative vote of a majority of a quorum of shareholders represented in person or by proxy at the Special Meeting.

         Holders of a majority of the Common Stock issued and outstanding on the Record Date must be represented in person or by proxy at the Special Meeting to constitute a quorum for conducting business. Any shares which abstain from voting will be counted for the purpose of obtaining a quorum but will not be counted in calculating the votes for the proposals. Broker non-votes will not be counted either for purposes of determining a quorum or in calculating the vote on any proposal.

II.  SHAREHOLDER BALLOT ITEMS

  A.  Proposal Number One:  Election of Directors

         The Company's Restated Articles of Incorporation provide that the board of directors shall consist of no less than three (3) and no more than nine (9) members. Three directors will be elected at the Special Meeting and each director elected will hold office until the next annual or special meeting of shareholders. Provided a quorum is present, the affirmative vote of a majority of shares of Common Stock represented at the Special Meeting is necessary to elect each director.

         The holders of Common Stock are entitled to one vote per share but, in connection with the cumulative voting feature applicable to the election of directors, each stockholder is entitled to as many votes as shall equal the number of shares held by such person at the close of business on the Record Date, multiplied by the number of directors to be elected. A stockholder may cast all of such votes for a single nominee or may apportion such votes among any two or more nominees. For example, when three directors are to be elected, a holder of 100 shares may cast 300 votes for a single nominee, apportion 150 votes to each of two nominees, or apportion 300 votes in any other matter by so noting in the space provided on the accompanying Form of Proxy. A shareholder may withhold votes from any or all nominees by notation to that effect on the Form of Proxy. Except to the extent that a stockholder withholds votes from any or all nominees, the person named on the Form of Proxy, in her sole discretion, will vote such Form of Proxy for, and, if necessary, exercise cumulative voting rights to secure, the nominees listed below as directors of the Company.

         Each of the nominees listed below is currently serving as a director of the Company and their terms of office expire upon the election of new directors. Each of the current directors has indicated a willingness to serve if reelected. If any nominee becomes unable to serve, each proxy conferring authority to vote for the nominee will be voted, in the discretion of the Proxy Holder, for any substitute nominee designated by the board of directors. The following directors are nominated for reelection:

     Tammy Gehring, age 23, became president and director of the Company on August 10, 1996. Ms. Gehring is employed at Park Street Investments as an assistant and consultant in Mergers and Acquisitions. Park Street serves as a consultant to the Company which has been retained to assist the Company in finding a suitable merger or acquisition candidate. Park Street may also be deemed to be under the common control of Ken Kurtz, a potential control person of the Company. For more information on Mr. Kurtz and Park Street, see "Directors, Executive Officers, Promoters and Control Persons; Compliance with
Section 16(a) of the Exchange Act" from the attached Annual Report. Ms. Gehring has been employed at Park Street since June 1997. For approximately a year and a half, Ms. Gehring was employed as an administrative assistant in the mergers and acquisitions department of a financial consulting firm based in Salt Lake City, Utah. Previous to that, Ms. Gehring was an accounting and finance student at Salt Lake Community College.

     BonnieJean Tippetts, age 55, became secretary and director of the Company on March 1, 1996. Ms. Tippetts has been employed as an executive assistant since 1992. Prior to 1992, she was employed as a schoolteacher. Ms. Tippetts earned a B.A. in commercial art with a minor in music from Lewis and Clark College in 1958, and later earned a B.S. in pre-medicine in 1964. Ms. Tippetts went on to earn a masters degree in vocational home economics in 1968. Ms. Tippetts has been employed in various business occupations including accounting and purchasing and has owned two franchises and a professional kennel. She is also a professional concert pianist.

     Cliff Halling, age 37, was appointed to the Company's board of directors on February 20, 1998. Over the past five years, Mr. Halling has worked in the sales and marketing department of both a financial consulting firm and companies involved in the production of educational films. Mr. Halling earned a B.S. in financial planning from Brigham Young University.

     Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company is aware that Tammy Gehring, the Company's president and a director, failed to timely file a Form 3 within 10 days of being appointed as an officer and director and failed to timely file Form 4 on or before the tenth day after the end of the month in which she received 40,000 shares of the Company's Common Stock, all as required under Section 16(a) of the Securities Exchange Act of 1934. These reports have since been filed. The Company is aware that BonnieJean Tippetts, the Company's secretary, treasurer and a director, failed to timely file a Form 3 within 10 days of being appointed as an officer and director as required to have been filed by Section 16(a) of the Securities Exchange Act of 1934..

     The Company does not have any standing audit, nominating, compensation, or similar committees. During the last fiscal year, the Company's board of directors did not hold any meetings.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

B.  Proposal  Number  Two:   Amending  Articles  of  Incorporation  to  Increase
Authorized Shares of Common Stock

     The Company's Articles of Incorporation provide for a total of five million (5,000,000) shares of Common Stock authorized for issuance. The Company's Common Stock constitutes the only class of equity authorized by the Articles of Incorporation. As of the Record Date, the Company had a total of 4,958,078 shares of Common Stock issued and outstanding.

     The Company's board of directors is recommending that the shareholders vote to increase the total authorized shares of Common Stock to twenty five million (25,000,000). The board of directors has recommended this increase to facilitate the Company's planned reorganization. Currently, the Company has no active operations and has had no revenue from operations during the past several years. The Company does not produce any goods or provide any services. The Company's current business plan centers around its quest to find a suitable merger or acquisition target which it can acquire or with which it can combine, and the Company is currently seeking out privately-held businesses interested in merging with or being acquired by the Company. Due to the Company's lack of cash resources, the Company will have to tender shares of its Common Stock as consideration for any such acquisition or merger. The Company's board of directors believes that the proposed increase in authorized shares of Common Stock will allow the Company to issue a sufficient number of shares to facilitate its intended reorganization.

     The Company is currently negotiating with several parties in furtherance of a potential merger or acquisition, but all negotiations are preliminary and no final agreements have been reached. Accordingly, the Company cannot predict with any degree of certainty the number of shares of Common Stock that will ultimately be issued to facilitate a merger. However, any such exchange will likely involve a large quantity of the Company's Common Stock and will likely dilute the existing ownership position of current shareholders to a significant degree. There are no preemptive rights provided for by the Company's Articles of Incorporation or applicable state law which provide for the issuance of additional Common Stock to shareholders of the Company. To increase the authorized shares of Common Stock, the Company must amend its Articles of Incorporation. To effect this amendment, the Company must obtain the approval of the owners of a majority of the Company's issued and outstanding Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AUTHORIZED FOR ISSUANCE.

  C.  Proposal Number Three: Approval of a 1-for-100 Reverse Stock Split

     The Company's board of directors recommended that the Company effect a 1-for-100 reverse stock split of the Company's issued and outstanding Common Stock. The reverse split will decrease the number of issued and outstanding shares of Common Stock to one percent (1%) of its level prior to the reverse split. For every hundred shares of Common Stock now owned, the Company's shareholders shall receive one share of post-reverse Common Stock. All fractional shares that result from the reverse split shall be rounded up to one whole share. The number of shares which the Company is authorized to issue (which is currently 5,000,000 but which will be increased to 25,000,000 if Proposal Number Two is approved) shall not change as a result of the reverse split. Therefore, the number of shares of Common Stock that remain authorized but unissued after the reverse split shall increase from the number of shares authorized but unissued prior to the reverse split. No tax consequences shall result from the reverse split.

     The board of directors recommended the reverse stock split because they believe that the number of issued and outstanding shares of Common Stock is disproportionately large given the Company's absence of revenue, net income and net worth. The reverse stock split will increase the authorized number of shares of Common Stock which the Company has available to issue, which the board of directors believes will help the Company in its efforts to acquire or merge with another entity. Any such future issuances of stock would dilute the ownership interest of the Company's current shareholders. The reverse stock split shall be effective upon receiving the affirmative vote of shareholders holding a majority of the shares represented at the Special Meeting, provided a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED 1-FOR-100 REVERSE SPLIT OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK.

D. Proposal Number Four: Ratification of Jones, Jensen & Company as the Company's Independent Auditors

     On August 28, 1997, the Company retained Jones, Jensen & Company of Salt Lake City, Utah to audit the Company's financial statements. This appointment followed the resignation of Allen, Gibbs & Houlik, the Company's prior auditors. Allen, Gibbs & Houlik resigned following the Company's 10-year period of dormancy and subsequent move of corporate offices to Utah. There were no disagreements between the Company and its prior auditor regarding accounting principles and practices, financial statement disclosure or auditing scope and procedures; nor did the Company consult with its new auditors regarding the application of accounting principles, type of audit opinion or other matters.

     Jones, Jensen & Company audited the Company's financial statements for the year ended August 31, 1997 and the board of directors has also selected them as the Company's independent auditors for fiscal year 1998. Although it is not required to do so, the board of directors wishes to submit the selection of Jones, Jensen & Company to the shareholders for ratification. If the selection of Jones, Jensen & Company is not ratified, the board of directors may reconsider its selection. Approval of this proposal requires the affirmative vote of a majority of the shares represented at the Special Meeting. The Company will request that a representative of Jones, Jensen & Company attend the Special Meeting and make a statement or, at that representative's discretion, answer appropriate questions. The Company expects that a representative of Jones, Jensen & Company will be present at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF JONES, JENSEN & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 1998.

III.  COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the years 1996 and 1997. The following two tables and the accompanying notes provide summary information for each of the last two fiscal years concerning cash and non-cash compensation paid to or accrued by the Company to Steven Pollack, the Company's president through August 10, 1996, and Tammy Gehring, the Company's president from August 1996 to present.


                                            SUMMARY COMPENSATION TABLE

                                     Annual Compensation                             Long Term Compensation
                                                                             Awards                        Payouts
                                                                    Restricted   Securities
                                                   Other Annual       Stock      Underlying                       All Other
     Name and                Salary     Bonus      Compensation      Award(s)      Options      LTIP payouts    Compensation
Principal Position Year        ($)       ($)           ($)             ($)         SARs(#)           ($)             ($)
(1)Tammy Gehring     1997       -         -             -             4,000           -               -               -
Current President    1996       -         -             -               -             -               -

(1)Steven Pollack    1996       -         -             -             4,000           -               -               -
Former President
Gerald Kathol        1995       -         -             -               -             -               -               -
Former President

---------------
     (1) Ms.  Gehring and Mr.  Pollack  were each awarded  40,000  shares of the
Company's  restricted  stock as compensation for their services as the Company's president. The shares were valued at the par value of the Common Stock. However, given the fact that the Common  Stock has not traded over $0.01  during the past two years  and given the very  limited  volume  of Common  Stock  traded,  it is unlikely  that these  figures  represent  the actual  value of the Common  Stock issued.

     There are no standard arrangements pursuant to which directors of the Company are compensated for their services as directors.

IV.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the ownership of the Company's Common Stock as of March 9, 1998 with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. For purposes of determining the percentage of class owned, the Company has used the 4,958,078 shares issued and outstanding as of the Record Date.


                                     Name and Address of               Amount and Nature of
      Title of Class                  Beneficial Owner                 Beneficial Ownership        Percent of class
       Common Stock          A-Z Professional Consultants, Inc.              878,504                     17.7%
                                268 West 400 South, Suite 306
                                 Salt Lake City, Utah 84101

       Common Stock                   Capital Investors                      333,333                     6.7%
                                       Rt. 3 Box 1660
                                       Afton, OK 74331

       Common Stock                Grand Lake Investments                    527,048                     10.6%
                                       8614 Stoneridge
                                      Wichita, KS 67206

       Common Stock                      Lea Kathol                          476,171                     9.6%
                                      8100 E 22nd St. N
                                    Bldg. 300, Suite 200
                                      Wichita, KS 67208

       Common Stock                  George Pace Estate                      391,157                     7.9%
                                        P.O. Box 364
                                    Great Bend, KS 67530


                                        6

                                     Name and Address of               Amount and Nature of
      Title of Class                  Beneficial Owner                 Beneficial Ownership        Percent of class

       Common Stock                     Tammy Gehring                         40,000                     0.8%
                                 2133 East 9400 South, #151
                                       Sandy, UT 84093

       Common Stock          Directors and Executive Officers as              40,000                     0.8%
                                   a Group (3 individuals)

V.  SHAREHOLDER PROPOSALS FOR THE FOLLOWING ANNUAL MEETING

     Shareholder proposals to be presented in the proxy materials relating to the next annual meeting of shareholders must be delivered to the President at the Company's offices at 2133 East 9400 South, Suite 151, Sandy, Utah, 84093, on or before January 31, 1999.

VI.  OTHER MATTERS

     The Company does not know of any matters that will be considered at the Special Meeting other than the proposals described in this Proxy Statement. However, if any other matters properly come before the Special Meeting, or any of its adjournments, the Proxy Holder intends to vote the shares represented by the Forms of Proxy according to her best judgment.

     In order to assure the presence of the necessary quorum, please date, sign, and promptly return the enclosed Form of Proxy in the envelope provided. No postage is required if mailed in the United States. The signing of a Form of Proxy by no means prevents you from attending the meeting and voting your shares in person.



                                            By order of the Board of Directors,


                                             /s/ Tammy Gehring
                                             ---------------------
                                            Tammy Gehring, President
Sandy, Utah
March 9, 1998

                                   APPENDIX I




                              TO PROXY STATEMENT OF


                             FLEXWEIGHT CORPORATION




                   ANNUAL REPORT AS REQUIRED BY RULE 14A-3(B)


                     OF THE EXCHANGE ACT OF 1934, AS AMENDED

                 DESCRIPTION OF BUSINESS AND RELATED INFORMATION

Business Development

     Flexweight Corporation (the "Company") was originally incorporated under the name Flexweight Drillpipe Company in 1958. From 1958 to late 1961, the Company acted as a distributor of oil field equipment, representing several manufacturers. In 1961, the Company commenced the manufacture of double-wall drill pipes under its own name through patent rights acquired for the Flexweight system. These patents expired in 1987.

     The Company had been primarily in the business of manufacturing and marketing Flexweight pipe, a double-wall flexible weight pipe used in oil field drilling, and couplings, devices which join lengths of pipe in a pipeline system. These products were manufactured and sold under the name Flexweight Double-Wall Drill Pipe and Flexweight Perma Couplings, respectively. Each product was subject to patent rights of the Company. These patents have since expired. The Company also provided tool joint welding services, machine shop and custom repair work including rebuilding drilling rigs and their components principally in the State of Kansas.

     On August 27, 1980, the Company completed an S-1 offering, resulting in a public sale of 1,100,000 shares of common stock at $1.00 per share. The Company retained $941,665 after offering expenses. A new plant building and offices were completed in 1980 and leased to the Company. During these years, the oil field supply business was expanding; however, in March 1982, the slow down of drilling activity commenced, with active rig count in the United States dropping from approximately 4,530 to a low of 950 by 1985. In Kansas, the rig count dropped to around 35 from a high of over 250. In 1982, the Company experienced its first loss after eight years of increasing profits and the losses continued to increase through 1984 due to the drastically reduced demand for its manufactured products and services.

     Products were sold below cost to reduce inventory and generate funds in an attempt to sustain operations and in hopes of a turnaround in the drilling industry. This turnaround did not occur, and on March 11, 1985, the Company filed for protection in the U.S. Bankruptcy Court for the District of Kansas while formulating a reorganization plan. The secured creditors demanded complete liquidation, sales of inventory, machines, tools and office furniture. The sale was held on June 12, 1986. The secured creditors agreed to cancel all debt not satisfied by the proceeds distribution of the liquidation sale resulting in a $1,721,483.00 reduction of secured indebtedness.

     Certain officers and directors of the Company purchased machines, tools and inventory in the liquidation sale with plans to lease such assets to the Company and then later exchange the assets for stock if the plan of reorganization were approved. All transactions were disclosed in the disclosure statement and reorganization plan as filed on June 26, 1987. The plan of reorganization was approved by the Bankruptcy Court on February 16, 1988, almost 3 years from the date of filing Chapter 11. A Form 8-K was filed in April 1989 with the Securities and Exchange Commission disclosing the plan of reorganization and including as exhibits all court documents, August 31, 1988 unaudited financial statements and a letter to shareholders.

     Following the court's approval of the plan of reorganization, the equipment, tools and inventory were exchanged for shares of the Company's Common Stock. The amount of Common Stock exchanged for debt by unsecured creditors as disclosed in the bankruptcy disclosure statements totaled 1,781,000 shares. The additional issuance of shares increased the Company's total shares outstanding to 3,901,962 shares outstanding as compared to the 2,120,962 shares outstanding prior to the Chapter 11 filing.

     Following the approval of the plan, the Company's then president, Mr. George Pace, continued to operate the Company on a limited basis with two to three other employees. The expected drilling industry recovery did not materialize as anticipated and there were indications that the recovery would not transpire for several more years, if ever. The Company began to investigate other types of businesses including the manufacture of a cooker fueled by the incineration of ordinary newspaper. However, these efforts failed to produce a significant amount of revenue which could be used to decrease the Company's indebtedness.

     The Company began operating with one full-time employee and actively pursued work orders with limited success. Unfortunately, the drilling industry never resurfaced, and as time progressed, the Company accrued debt and incurred further expenses for maintenance and repair.

     On April 8, 1994, the Company's president, George Pace, resigned and on November 15, 1994, Luann Pace was elected president for the purpose of proceeding with the liquidation and sale of the Company's machinery and equipment. The authority granted to the president also included authority to contact and negotiate an auction contract with an auction company. Soon thereafter, the Company began liquidating assets in an attempt to meet expenses necessary to sustain the Company. After liquidation of all corporate assets, Luann Pace resigned as the Company's President on December 4, 1995. Gerald
Kathol was elected President to replace Luann Pace and the Company became dormant soon thereafter.

     In March 1996, the Company executed a Consulting Agreement (the "Agreement") with A-Z Professional Consultants Inc. ("A-Z"), a Utah corporation providing business and financial consulting services. Pursuant to the Agreement, A-Z was to assist the Company in restructuring its capitalization and in finding a suitable merger or acquisition candidate. In consideration for the assistance of A-Z, the Company issued 878,504 shares of Common Stock, to A-Z and 97,612 shares of Common Stock, to Park Street Investments, a Utah corporation who was also to assist the Company in restructuring its operations ("Park Street").

     On April 3, 1996, Gerald Kathol, president and director of the Company, resigned along with Lea Kathol, Treasurer and Clayton Morrison, Director. The Board then appointed Steven Pollack as president and director and BonnieJean Tippetts, as secretary and director. On August 10, 1996, Steven Pollack resigned and the Company appointed Tammy Gehring as the Company's president and a director. On February 20, 1998, Cliff Halling was appointed as a director of the Company. The new officers and directors were appointed to facilitate the Company's efforts in becoming an entity suitable for merger with or acquisition by another entity.

     On April 1, 1997, the Company executed a Mutual Agreement to Terminate with A-Z which terminated the March 1, 1996 Consulting Agreement. On September 1, 1997, the Company executed a new Consulting Agreement with Park Street, whose principal officer and sole director is Ken Kurtz, a control person of the Company, (See "Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act."). Pursuant to the new agreement, Park Street was retained to provide financial consulting services, marketing and public relations services on behalf of the Company to facilitate the Company's plan to merge with or acquire another business entity. As consideration for these services, the Company is obligated to issue up to 15% of its outstanding shares of Common Stock to Park Street upon Park Street successfully locating a merger or acquisition candidate and facilitating the Company's planned merger or acquisition. Park Street may be deemed to be a control person of the Company by virtue of this contract or by virtue of the fact that Tammy Gehring, the Company's president and director, is an employee of Park Street.

Business of Issuer

     The Company is currently a developmental stage company actively seeking to renew its operations and recover from its previous period of dormancy. The
Company does not  currently  produce any products or provide any  services.  The
Company has no employees, full or part time, aside from its officers and directors. Through its new agreement with Park Street, the Company receives services necessary to maintain its operations which are primarily focused on locating an entity with which it can combine or acquire.

                         MANAGEMENT'S PLAN OF OPERATIONS

     The Company has not had revenues from operations in either of the last two fiscal years. The Company is actively seeking to recover from its significant decline in operations and subsequent period of dormancy. The Company's plan of operations for 1998 centers around its quest to find a suitable merger or acquisition target which it can acquire or with which to combine. Although the Company is seeking to effect a merger or acquisition, there can be no assurances that it will be able to do so, or if a combination is achieved, that it will be profitable, worthwhile or sustainable.

     The Company is substantially dependent on Park Street Investments, an entity that has been retained to assist the Company in restructuring operations and in locating a suitable merger or acquisition candidate. Presently, the Company is unable to satisfy its cash requirements without the services provided by Park Street, which has agreed to provide the Company with services necessary to sustain the day to day operations of the Company in exchange for the receipt of a quantity of shares Common Stock equal to up to 15% of the total shares outstanding upon the Company's successful completion of a merger or acquisition. Park Street has made limited cash advancements to the Company to assist the Company in meeting its short-term cash needs, but the Company can provide no assurances that such advancements will continue in the future. The Company will need to raise additional financing in the next 12 months and the Company intends to raise such funds once it has successfully completed a merger or acquisition.

     In an attempt to prepare the Company for a successful merger or acquisition with another business entity, the Company agreed to settle its debt obligation to Barton County, Kansas. The original amount of debt claimed by Barton County against the Company is $223,255. This debt was incurred by the Company during 1985 and 1986 and is related to personal property tax liabilities. On November 26, 1997, the Company executed a Settlement Agreement with Barton County, Kansas pursuant to which the Company is obligated to pay $12,500 to Barton County within 90 days of the date of the Agreement. Upon Barton County's receipt of such payment from the Company, the County will release any and all liens held against the Company.

     It is likely that if the Company locates a merger or acquisition candidate, the Company will be required to issue a substantial number of shares of its Common Stock to facilitate the planned merger or acquisition. It is expected that such an issuance of shares would likely dilute the ownership interest of the Company's current shareholders to a substantial degree.

                              FINANCIAL STATEMENTS

     Please see Pages F-1 through F-9 which follow this Annual Report.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                       ACCOUNTING AND FINANCIAL DISCLOSURE

     On March 8, 1990, the Company's auditors Allen, Gibbs, & Houlik were confirmed by a majority vote of the shareholders in a Special Meeting of the shareholders. However, soon thereafter, the Company's operations significantly declined and later became dormant. Allen, Gibbs & Houlik resigned as the Company's auditors soon after the Company moved it operations from Kansas to Utah. There were no disagreements between the Company and Allen, Gibbs, & Houlik regarding accounting principles and practices, financial statement disclosure, or auditing scope and procedures. The Company engaged Jones, Jensen & Company on August 28, 1997. The Company did not consult with the auditors regarding the application of accounting principles, type of audit opinion or any other matters outlined in Item 304(a)(2) of Reg. S-B under the Securities Act of 1933.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Directors, Executive Officers and Control Persons

         Name                       Age               Positions(s) and Office(s)

         Tammy Gehring                23                President, Director

         BonnieJean Tippetts          55                Secretary, Director

         Cliff Halling                 37                Director

         Ken Kurtz                     30                Control Person


     Tammy Gehring became president and director of the Company on August 10, 1996. Ms. Gehring is employed at Park Street Investments as an assistant and consultant with respect to mergers and acquisitions. She has been employed at Park Street since June 1997. For approximately a year and a half, Ms. Gehring was employed as an administrative assistant in the mergers and acquisitions department of a financial consulting firm based in Salt Lake City, Utah. Previous to that, Ms. Gehring was an accounting and finance student at Salt Lake Community College.

     BonnieJean Tippetts became secretary and director of the Company on March 1, 1996. Ms. Tippetts has been employed as an executive assistant since 1992. Prior to 1992, she was employed as a schoolteacher. Ms. Tippetts earned a B.A. in commercial art with a minor in music from Lewis and Clark College in 1958, and later earned a B.S. in Pre- Medicine in 1964. Ms. Tippetts went on to earn a Masters degree in vocational home economics in 1968. Ms. Tippetts has been employed in various business occupations including accounting and purchasing and has owned two franchises and a professional kennel. She is also a professional concert pianist.

     Cliff Halling, age 37, was appointed to the Company's board of directors on February 20, 1998. Over the past five years, Mr. Halling has worked in the sales and marketing department of both a financial consulting firm and companies involved in the production of educational films. Mr. Halling earned a B.S. in financial planning from Brigham Young University.

     Ken Kurtz, has never been named as an officer or director of the Company. He may, however, be deemed to be a control person based upon his significant influence and "control" (as defined in Rule 12b-2 of the Securities Exchange Act of 1934) over the affairs of the Company. Mr. Kurtz is the sole owner of Park Street Investments, Inc., a shareholder of the Company which, pursuant to a Consulting Agreement executed with the Company, is entitled to receive a quantity of Common Stock equivalent to up to 15% of the total shares outstanding upon the successful completion of a merger with or acquisition of a third party. Mr. Kurtz has been the president and sole director of Park Street Investments, Inc., since February 1992. From November 1990 to February 1992, Mr. Kurtz was secretary-treasurer of Boss International, Inc., a company which published time management systems. Park Street Investments, Inc. is also the employer of the Company's president, Tammy Gehring.

Compliance with Section 16(a) of the Exchange Act

     The Company is aware that Tammy Gehring, the Company's president and a director, failed to file a Form 3 within 10 days of being appointed as an officer and director as required to have been filed by Section 16(a) of the Securities Exchange Act of 1934. The Company is also aware that Ms. Gehring failed to timely file Form 4 as required to have been filed by Section 16(a) of the Securities Exchange Act of 1934 on or before the tenth day after the end of the month in which she received 40,000 shares of the Company's Common Stock as compensation. These documents have since been filed with the Commission.

     The Company is aware that BonnieJean Tippetts, the Company's secretary, treasurer and a director, failed to file a Form 3 within 10 days of being appointed as an officer and director as required to have been filed by Section 16(a) of the Securities Exchange Act of 1934.

     The Company is aware that Steven Pollack, the Company's past president and a director, failed to file a Form 3 within 10 days of being appointed as an officer and director as required to have been filed by Section 16(a) of the Securities Exchange Act of 1934. The Company is also aware that Mr. Pollack failed to timely file a Form 4 as required to have been filed by Section 16(a) of the Securities and Exchange Commission on or before the tenth day after the end of the month in which he received 40,000 shares of the Company's Common Stock as compensation.

     The Company is also aware that Steven Christensen, the Company's past director, failed to file a Form 3 within 10 days of being appointed as a director as required to have been filed by Section 16(a) of the Securities exchange Act of 1934.

     Finally, the Company is aware that A-Z, a beneficial owner of 17.7% of the Company's issued and outstanding Common Stock, failed to file a Form 3 within 10 days of acquiring such stock as required to have been filed by Section 16(a) of the Securities Exchange Act of 1934.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Common Stock of the Company is traded through the OTC Bulletin Board under the symbol FXWA, although very limited trading has occurred over the past several years.

     The table set forth below lists the range of high and low bids of the Company's Common Stock for each quarter over the last two fiscal years. The prices in the table reflect inter-dealer prices, without retail markup, markdown or commission and may not represent actual transactions.

         Calendar Year             Quarter           High              Low
         1996                      First             .015              .01
                                   Second            .015              .01
                                   Third             .015              .01
                                   Fourth            .015              .01

         1997                      First             .015              .01
                                   Second            .015              .01
                                   Third             .015              .01
                                   Fourth            .015              .01

     As of March 9, 1998, there were 667 holders of record of the Company's Common Stock. The Company has not declared any cash dividends for the last two fiscal years. The Company does not anticipate declaring any cash dividends in the near future. There are no restrictions that limit the Company's ability to pay dividends, other than those generally imposed by applicable state law. The future payment of dividends, if any, on the Common Stock is within the discretion of the board of directors and will depend on the Company's earnings, capital requirements, financial condition, and other relevant factors. The Company does not anticipate the payment of future dividends.

                        UNDERTAKING REGARDING FORM 10-KSB

     The Company hereby undertakes to provide without charge to each person solicited with this proxy statement, on the written request of any such person, a copy of its annual report on Form 10-KSB including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Act for the fiscal year ended August 31, 1997. This written request should be addressed to Tammy Gehring at the Company's headquarters at 2133 East 9400 South, Suite 151, Sandy, Utah 84093.

                                   APPENDIX II




                              TO PROXY STATEMENT OF


                             FLEXWEIGHT CORPORATION




                        AUDITED FINANCIAL STATEMENTS FOR


                          PERIOD ENDED AUGUST 31, 1997

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Flexweight Corporation
(A Development Stage Company)
Salt Lake City, Utah

We have audited the accompanying balance sheet of Flexweight Corporation (a development stage company) as of August 31, 1997 and the related statements of operations, stockholders' equity (deficit), and cash flows for the years ended August 31, 1997 and 1996 and from inception on November 26, 1962 through August 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Flexweight Corporation (a development stage company) as of August 31, 1997 and the results of its operations and its cash flows for the years ended August 31, 1997 and 1996 and from its inception on November 26, 1962 through August 31, 1997 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is a development stage company and has no operating capital which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Jones, Jensen & Company
November 11, 1997

                             FLEXWEIGHT CORPORATION
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                 August 31, 1997

                                 C O N T E N T S


Independent Auditors' Report ................................................. 3

Balance Sheet  ............................................................    4

Statements of Operations ..................................................... 5

Statements of Stockholders' Equity (Deficit) ................................. 6

Statements of Cash Flows ..................................................... 7

Notes to the Financial Statements ............................................ 8

                             FLEXWEIGHT CORPORATION
                          (A Development Stage Company)
                                  Balance Sheet


                                     ASSETS

                                                                 August 31,
                                                                     1997
CURRENT ASSETS

  Cash ..........................................................   $      --
                                                                    -----------

     Total Current Assets .......................................          --

     TOTAL ASSETS ...............................................   $      --
                                                                    ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

  Accounts payable ..............................................   $    10,133
  Taxes payable (Note 5) ........................................       223,255
                                                                    -----------

     Total Current Liabilities ..................................       233,388

STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock: 5,000,000 shares authorized
   of $0.10 par value, 4,958,078 shares issued
   and outstanding ..............................................       495,808
  Additional paid-in capital ....................................     1,040,508
  Deficit accumulated during the development stage ..............    (1,769,704)
                                                                    -----------

Total Stockholders' Equity (Deficit) ............................      (233,388)

TOTAL LIABILITIES AND  STOCKHOLDERS'  EQUITY (DEFICIT) ..........   $      --
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                             FLEXWEIGHT CORPORATION
                          (A Development Stage Company)
                            Statements of Operations
                                                                        From
                                                                    Inception on
                                                                    November 26,
                                      For the Years Ended          1962 Through
                                         August 31,               August   31,
                                   1997              1996                 1997
                                ---------------   ---------------   ------------

REVENUES ..........................   $      --      $      --      $      --

LOSS FROM DISCONTINUED
 OPERATIONS (NOTE 3) ..............        (8,000)       (97,612)    (2,048,687)

GAIN FROM DISPOSITION OF
 DISCONTINUED OPERATIONS (Note 3) .          --          278,983        278,983
                                      -----------    -----------    -----------

NET INCOME (LOSS) .................   $    (8,000)   $   181,371    $(1,769,704)
                                      ===========    ===========    ===========

NET INCOME (LOSS) PER
 SHARE OF COMMON STOCK ............   $     (0.00)   $       .05
                                      ===========    ===========



    The accompanying notes are an integral part of these financial statements


                             FLEXWEIGHT CORPORATION
                          (A Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)


                                                                                                                         Deficit
                                                                                                                       Accumulated
                                                                                                      Additional        During the
                                                                        Common Stock                   Paid-In          Development
                                                                    Shares         Amount              Capital             Stage


At inception on November 26, 1962 .....................               --          $      --          $      --          $      --

Common stock issued for cash
 at approximately $0.55 per share .....................          2,120,500            212,050            946,395               --

Common stock issued for reorganization
 at approximately $0.14 per share .....................          1,781,462            178,146             71,906               --

Sale of treasury stock ................................               --                 --               22,207               --

Net loss from inception  on November
 26, 1962 to August  31, 1995 .........................               --                 --                 --           (1,943,075)
                                                               -----------        -----------        -----------        -----------

Balance, August 31, 1995 ..............................          3,901,962            390,196          1,040,508         (1,943,075)

Common stock issued for consulting
 fee at $0.10 per share ...............................            976,116             97,612               --                 --

Net income for the year ended
 August 31, 1996 ......................................               --                 --                 --              181,371
                                                               -----------        -----------        -----------        -----------

Balance, August 31, 1996 ..............................          4,878,078            487,808          1,040,508         (1,761,704)

Common stock issued for consulting
 fee at $0.10 per share ...............................             80,000              8,000               --                 --

Net loss for the year ended
 August 31, 1997 ......................................               --                 --                 --               (8,000)
                                                               -----------        -----------        -----------        -----------

Balance, August 31, 1997 ..............................          4,958,078        $   495,808        $ 1,040,508        $(1,769,704)
                                                               ===========        ===========        ===========        ===========

    The accompanying notes are an integral part of these financial statements


                             FLEXWEIGHT CORPORATION
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                                                             From
                                                                                                         Inception on
                                                                                                         November 26,
                                                                             For the Years Ended         1962 Through
                                                                                  August 31,              August 31,
                                                                            1997              1996            1997
                                                                      ---------------   ---------------    ----------

CASH FLOWS FROM OPERATING ACTIVITIES

  Net income (loss) ...........................................      $    (8,000)      $   181,371      $(1,769,704)
  Adjustments to reconcile net loss to
   net cash used by operating activities:
  Loss on discontinued operations .............................             --                --            303,243
  Gain on disposal of assets ..................................             --            (278,983)       (278,983)
  Stock issued for services ...................................            8,000            97,612          105,612
  Increase (decrease) in accounts and taxes payable ...........             --                --            233,388
                                                                       -----------      -----------       ---------

     Net Cash Used by Operating Activities ....................             --                --         (1,406,444)
                                                                       -----------      -----------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of equipment .......................................             --                --           (124,208)
                                                                        -----------      -----------       ---------

     Net Cash Used by Investing Activities ....................             --                --           (124,208)
                                                                        -----------      -----------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds from notes payable .................................             --                --            350,000
  Issuance of common stock for cash ...........................             --                --          1,180,652
                                                                       -----------      -----------       ---------

     Net Cash Provided by Financing Activities ................             --                --          1,530,652
                                                                       -----------      -----------       ---------

NET INCREASE (DECREASE) IN CASH ...............................             --                --               --
                                                                      -----------      -----------       ---------

CASH AT BEGINNING OF PERIOD ...................................             --                --               --
                                                                      -----------      -----------       ---------

CASH AT END OF PERIOD .........................................      $      --         $      --        $      --
                                                                      ===========      ===========       =========

CASH PAID FOR:

  Interest ....................................................      $      --         $      --        $      --
  Income taxes ................................................      $      --         $      --        $      --

NON CASH FINANCING ACTIVITIES

  Common stock issued for services ............................      $     8,000       $    97,612      $   105,612


    The accompanying notes are an integral part of these financial statements

                             FLEXWEIGHT CORPORATION
                          (A Development Stage Company)
                        Notes to the Financial Statements
                            August 31, 1997 and 1996


NOTE 1 -       ORGANIZATION AND HISTORY

          The Company was incorporated under the laws of the State of Kansas on November 26, 1962 under the name of "Flexweight Drillpipe Company, Inc." The purpose of the Company was to engage in manufacturing and marketing of double-wall drill pipe. It changed its name to "Flexweight Corporation" on September 11, 1967.

          The Company filed for Chapter 11 bankruptcy protection on June 25, 1987. In September 1995, the Company's only asset, a building, was foreclosed upon.

          a. Accounting Method

          The Company's financial statements are prepared using the accrual method of accounting. The Company has elected an August 31 year end.

          b. Cash and Cash Equivalents

          Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

          c. Loss Per Share

          The computations of loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements.

          d. Provision for Taxes

          At August 31, 1997, the Company had net operating loss carryforwards of approximately $1,500,000 that may be offset against future taxable income through 2012. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation account of the same amount.

          e. Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             FLEXWEIGHT CORPORATION
                          (A Development Stage Company)
                        Notes to the Financial Statements
                            August 31, 1997 and 1996


NOTE 2 -       GOING CONCERN

          The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. Until that time, shareholders of the Company have committed to meeting its minimal operating needs.

NOTE 3 -       DISCONTINUED OPERATIONS

          The Company has been inactive since August 1995. All activity subsequent to August 1995 is relating to the discontinued operations. The following is a summary of income (loss) from operations of the Company.

          Revenue                                                $      729,587
          Expenses                                                   (2,778,274)
                                                                ---------------

          Loss from Discontinued Operations                      $   (2,048,687)
                                                                 ===============

          Write-off of assets                                    $     (295,373)
          Gain on write off of debt                                     574,356
                                                                    ------------

          Gain on Disposal of Discontinued Operations            $      278,983
                                                                    ============

NOTE 4 -       STOCK TRANSACTIONS

          On August 8, 1996, the Board of Directors approved to issue 878,504 and 97,612 shares of common stock to A-Z Professional Consultants and Park Street Investments, Inc. for consulting fees valued at $87,850 and $9,761, respectively.

          In June 1997, the Company issued a total of 80,000 shares of its common stock to its officers for services they rendered valued at $8,000.

NOTE 5 -  TAXES PAYABLE

          The taxes payable pertain to personal property taxes payable on equipment and machinery which the Company no longer owns.

                                  FORM OF PROXY
                     SPECIAL MEETING OF THE SHAREHOLDERS OF
                      FLEXWEIGHT CORPORATION, APRIL 8, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Tammy Gehring (the "Proxy Holder"), president of Flexweight Corporation (the "Company"), as proxy, with full power of substitution, to vote, as directed below, the shares of the Company's common stock which the undersigned is entitled to vote at the annual meeting of shareholders to be held at the Sandy City Library at 10100 Petunia Way, Sandy, Utah 84093, on April 8, 1998, at 10:00 A.M., Mountain Time, or any
adjournment(s) thereof (the "Special Meeting"). This proxy, when properly executed and returned to the Company as provided below, will be voted in the manner directed by the undersigned shareholder. If no direction is given, the Proxy Holder will vote the shares represented by this proxy FOR all proposals.

1. Election of Directors: Nominees are Tammy Gehring, BonnieJean C. Tippetts and Cliff Halling. AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH THE NOMINEE'S NAME ABOVE. To cumulate votes as to a particular nominee(s) as explained in the proxy statement, indicate the name(s) and number of votes to be given to such nominee(s):

           [ ] FOR all nominees(except as marked  [ ] WITHHOLD AUTHORITY to vote
               to the contrary above____________)     for all nominees

         CUMULATIVE VOTING
         For Nominee(s)_________________  Number of Cumulated Votes_____________

         For Nominee(s)_________________  Number of Cumulated Votes_____________

         For Nominee(s)_________________  Number of Cumulated Votes_____________

2. Amendment to Amend Articles of Incorporation to Increase Shares of Common Stock Authorized For Issuance to 25,000,000.
                  FOR [ ]      AGAINST [ ] ABSTAIN [ ]

3.       Approval of 1-for-100 Reverse Stock Split.
                  FOR [ ]      AGAINST [ ] ABSTAIN [ ]

4.       Ratification  of Jones,  Jensen & Company as the Company's  Independent
         Auditors.
                  FOR [ ]      AGAINST [ ] ABSTAIN [ ]

================================================================================
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR CERTIFICATE(S). WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY TO THE COMPANY IMMEDIATELY. YOU MAY RETURN THIS FORM BY FAXING A SIGNED COPY TO THE COMPANY'S CORPORATE OFFICES AT (801) 944-0715. YOU MAY ALSO RETURN THIS FORM BY MAIL, USING THE ENCLOSED ENVELOPE.
================================================================================

Date:_______________


______________________________                 ________________________________
Name of Brokerage/Clearing House               Number of Shares Held



______________________________                 ________________________________
Signature                                      Signature (If Held Jointly)



______________________________                 _______________________________
Print Name                                     Print Name (If Held Jointly)